                                                                    EXHIBIT 23.1

                     [MCCLAIN & COMPANY, L.C. LETTERHEAD]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion of our audit of the consolidated audited financial statements of First Reserve, Inc. and Subsidiaries as of December 31, 2001 as part of this Form 10-K.


/s/ McClain & Company, L.C.
    McClain & Company, L.C.
    Miami, Florida

March 29, 2000